UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      July 18, 2002

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1061 East Indiantown Road, Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (561) 745-1222

(Former name or former address, if changed since last report)
Item 5.	Other Events

On July 18, 2002, the Company issued a press release announcing that it had revised its revenue and earnings guidance for the 2002 fiscal third quarter. A copy of the press release is attached to this 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
99.	Press Release dated July 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE July 19, 2002	BY /s/ James A. Eder
James A. Eder
Vice President and General Counsel

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.	Press Release dated July 18, 2002.